SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 27, 1998


                    FRANCHISE FINANCE CORPORATION OF AMERICA
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                      1-13116                       86-0736091
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)              Identification Number)
 incorporation)



             17207 North Perimeter Drive, Scottsdale, AZ      85255
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              (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
                                    --------
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         On January 27, 1998, the Registrant entered into a Credit Agreement with NationsBank of Texas, N.A., as Administrative Agent, and certain lenders named therein (the "Credit Agreement"). The amount of credit available to the Registrant under the Credit Agreement is $100,000,000. The Registrant intends to use funds borrowed under the Credit Agreement to finance the ongoing working capital and general corporate requirements of the Registrant, including acquisitions to the extent permitted thereunder. The Credit Agreement is filed as Exhibit 10.01 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         10.01 Credit Agreement dated as of January 27, 1998 among Franchise Finance Corporation of America, Certain Lenders and NationsBank of Texas, N.A.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FRANCHISE FINANCE CORPORATION OF
                                   AMERICA (Registrant)



Dated: February 10, 1998           By /s/  John Barravecchia
                                      ---------------------------
                                      John Barraveccia, Executive Vice President
                                      and Chief Financial Officer


Dated: February 10, 1998           By /s/ Catherine F. Long
                                      ---------------------------
                                      Catherine F. Long, Senior Vice President,
                                      Finance and Principal Accounting Officer